                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $254,000,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 FHASI 2004-AR4

                            BANK OF NEW YORK, TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------

                                                         WAL
                                                        to WA      WAL to     Est. Pmt
                                                       Months     Optional   to Optional  Initial      Legal
                  Approx.      Initial    Security     To Roll  Termination  Termination   Loss        Final         Ratings
    Class        Size ($)     Coupon(1)  Description    (yrs)     (yrs)(2)    Window (2)  Coverage    Maturity  (2 of 3 from S&P
                                                      (2)(3)(4)                           (+/- 50                 /Moody's/Fitch
                                                                                            bps)                for offered certs.)
-----------------------------------------------------------------------------------------------------------------------------------
    I-A-1         $34,973,900  4.200%   Variable PT     1.91        3.02       07/04 -     2.85%    06/25/2034     AAA/Aaa
                                                                               04/12
-----------------------------------------------------------------------------------------------------------------------------------
   II-A-1        $140,867,500  4.500%   Variable PT     2.55        3.02       07/04 -     2.85%    06/25/2034     AAA/Aaa
                                                                               04/12
-----------------------------------------------------------------------------------------------------------------------------------
   III-A-1        $36,917,000  4.700%   Variable PT     2.89        3.01       07/04 -     2.85%    06/25/2034     AAA/Aaa
                                                                               04/12
-----------------------------------------------------------------------------------------------------------------------------------
   IV-A-1         $34,002,500  5.250%   Variable PT     3.04        3.04       07/04 -     2.85%    06/25/2034     AAA/Aaa
                                                                               04/12
-----------------------------------------------------------------------------------------------------------------------------------
  B1 (4)(5)        $3,683,000 Variable  Not Offered  Not Offered Not Offered Not Offered   1.40%    06/25/2034      AA/NR
  B2 (4)(5)        $1,397,000 Variable  Not Offered  Not Offered Not Offered Not Offered   0.85%    06/25/2034       A/NR
  B3 (4)(5)          $889,000 Variable  Not Offered  Not Offered Not Offered Not Offered   0.50%    06/25/2034     BBB/NR
  B4 (4)(5)          $508,000 Variable  Not Offered  Not Offered Not Offered Not Offered   0.30%    06/25/2034      BB/NR
  B5 (4)(5)          $381,000 Variable  Not Offered  Not Offered Not Offered Not Offered   0.15%    06/25/2034       B/NR
  B6 (4)(5)          $381,000 Variable  Not Offered  Not Offered Not Offered Not Offered   0.00%    06/25/2034      NR/NR
-----------------------------------------------------------------------------------------------------------------------------------
  R (6)                  $100 Variable    Residual       NA         0.07       07/04 -     2.85%    06/25/2034     AAA/Aaa
                                                                               07/04
-----------------------------------------------------------------------------------------------------------------------------------


(1) The initial Class coupons reflect the initial Net WAC for the initial distribution Date as of the Cut off date, described under "Interest Rates" on page 6.
(2) Prepayments were run at 25% CPR per annum. Bonds pay on the 25th of every month beginning in July 2004.
(3) The WA Months to Roll for Mortgage Pool 1 is month 34 +/- 2 months (the Distribution Date in April 2007), for Mortgage Pool 2 is month 58 +/- 2 months(the Distribution Date in April 2009), for Mortgage Pool 3 is month 82 +/- 2 months (the Distribution Date in April 2011), and for Mortgage Pool 4 is month 118 +/- 2 months (the Distribution Date in April 2014) . The WAL to WA Months to Roll assumes Senior Certificates for Mortgage Pools 1 through 4 are paid in full on the earlier of (A) the Distribution Date occurring in the aforementioned months , and (B) the Optional Termination Date.
(4)  Crossed-subordinate bonds.
(5)  Not offered under this term sheet.
(6)  Non-economic REMIC residual.

--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF JUNE 1, 2004 UNLESS OTHERWISE INDICATED. THE
    INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                   MORTGAGE LOANS CONTAINED IN THE PROSPECTUS
       SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN
                   ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
--------------

o    The deal is comprised of 4 Mortgage Pools:
         Mortgage Pool 1 is comprised of 3-year Hybrid ARMs Mortgage Pool 2 is comprised of 5-year Hybrid ARMs Mortgage Pool 3 is comprised of 7-year Hybrid ARMs Mortgage Pool 4 is comprised of 10-year Hybrid ARMs


o Interest and principal on Pool 1, Pool 2, Pool 3 and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called on or after any Distribution Date on which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                   June 1, 2004

Expected Settlement Date:       June 30, 2004

Distribution Dates:             25th of each month, commencing in July 2004

Collection Period:              The calendar month preceding the current
                                Distribution Date

Issuer:                         First Horizon Home Loans ("FHASI")

Servicing Fee:                  0.250% per annum on the outstanding mortgage
                                balance

Trustee:                        Bank Of New York

Rating Agencies:                Two out of three from Standard and Poor's
                                ("S&P"), Moody's, or Fitch will rate all of the Offered Certificates. One of the aforementioned rating agencies will rate all of the Certificates.

Day Count:                      30/360

Delay Days:                     24 Day Delay:    All Classes.
                                ------------

Registration:                   Book-entry form through DTC






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Minimum Denomination:           Class I-A-1, II-A-1, III-A-1 and IV-A-1
                                $25,000/$1 thereafter.

                                Class B1, B2, and B3: $100,000/$1 thereafter.


Tax Status:                     REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                     25% CPR per annum.

SMMEA Eligibility:              All offered classes will be SMMEA eligible

ERISA Eligibility:              All offered Certificates will be ERISA eligible
                                (other than the Class R Certificate).

Due Period:                     The "Due Period" related to each Distribution
                                Date starts on the second day of the month preceding the month in which such Distribution
                                Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------


Interest Rates:                 Class I-A-1 For every Distribution Date the
                                class I-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 1. As of the Cut off date the Net WAC for the initial distribution date is expected to be 4.20%.

                                Class II-A-1 For every Distribution Date the class II-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 2. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 4.50%.

                                Class III-A-1 For every Distribution Date the classIII-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 3. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 4.70%.


                                Class IV-A-1 For every Distribution Date the class IV-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 4. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 5.25%.


                                Underlying Subordinate Rate:
                                ----------------------------

                                For each Mortgage Pool , the Underlying
                                Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Credit Enhancement:             Senior/subordinate, shifting interest structure.
                                The credit enhancement information shown below is subject to final rating agency approval.

                                Senior Certificates:
                                --------------------
                                Credit enhancement for the Senior Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                If all of the credit support features have been
                                extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 5 year lockout

Subordinate Test % = Per pool Subordinate Amount / Per Mortgage Pool Collateral Balance

o If the Subordinate Test % is less than or equal to 2 times the original Subordinate Test %:

    -----------------------------------------------------------------------
         Distribution Dates (months)                    Shift %
    -----------------------------------------------------------------------
                    1 - 60                               100%
    -----------------------------------------------------------------------
                   61 - 72                               70%
    -----------------------------------------------------------------------
                    73- 84                               60%
    -----------------------------------------------------------------------
                   85 - 96                               40%
    -----------------------------------------------------------------------
                   97 - 108                              20%
    -----------------------------------------------------------------------
                     109+                                 0%
    -----------------------------------------------------------------------

o *If the Subordinate Test % is greater than 2 times the original Subordinate Test%:

    -----------------------------------------------------------------------
       Distribution Dates (months)                   Shift %
    -----------------------------------------------------------------------
                  1 - 36                               50%
    -----------------------------------------------------------------------
                   37+                                  0%
    -----------------------------------------------------------------------

(If the total per pool AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Senior bonds per mortgage pool will be entitled to prepayments based on 50% of the respective Subordinate bonds percentage, plus its senior percentage, subject to cumulative loss and delinquency tests. After month 36, if the total per pool AAA loss coverage doubles based on the initial loss coverage as of the cut-off date, the Senior bonds of the related mortgage pool will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 4, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA as follows:

     1) Pay sequentially (a) to Class R, and (b) to the Class I-A-1 until reduced to zero.

Pool 2 Senior PDA as follows:
     1)  Pay to the Class II-A-1, until reduced to zero.

Pool 3 Senior PDA as follows:
     1)  Pay to the Class III-A-1 , until reduced to zero.

Pool 4 Senior PDA as follows:
     1)  Pay Class IV-A-1, until reduced to zero.



II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 their respective share of the subordinate PDA, sequentially, until reduced to zero.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 4 collateral less the current principal balance of the Mortgage Pool 1 through 4 Senior Bonds.

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds.

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds.

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds.

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds.



--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
     MBS Trading                 Brian Hargrave              (212) 526-8320

--------------------------------------------------------------------------------
     Residential Finance         Joe Kelly                   (212) 526-4274
                                 Daniel Israeli              (212) 526-5754
                                 Vanessa Farnsworth          (212) 526-6773

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Collateral Summary:
-------------------

---------------------------------------------------------------------------------------------------------------------
                                                    3/1                5/1                 7/1              10/1
                                                Hybrid ARMs        Hybrid ARMs         Hybrid ARMs       Hybrid ARMs
                                                  Pool 1             Pool 2              Pool 3            Pool 4
                                                  ------             ------              ------            ------
Total Outstanding Loan Balance                  $36,000,000        $145,000,000        $38,000,000        $35,000,000
Average Loan Principal Balance                     $505,000            $550,000           $525,000           $550,000
Max Loan Principal Balance                       $1,100,000          $1,300,000         $2,000,000         $1,100.000
Weighted Average Coupon                              4.488%              4.795%             5.002%            5.52-0%
Range of Coupons                                     1.750%              2.500%             2.000%             2.000%
Weighted Average Margin                              2.750%              2.750%             2.750%             2.750%

Weighted Average Original Term (mo.)                    360                 360                360                360

Weighted Average Remaining Term (mo.)                   358                 358                358                358
Weighted Average MTR  (mo.)                              34                  58                 82                118


All Loans over 80% have PMI

Weighted Average Original LTV
                                                      72.0%               69.0%              69.0%              67.0%
Arm Index                                         1 Yr. CMT            1 Yr CMT           1 Yr CMT           1 Yr CMT
Weighted Average FICO                                   725                 725                725                725
Cap Structure                                         2/2/6               5/2/5              5/2/5              5/2/5
Full /Alt Doc                                         85.0%               85.0%              85.0%              85.0%
SF / PUD                                              87.0%               87.0%              87.0%              87.0%
Owner Occupied                                        90.0%               90.0%              90.0%               87.0
Investor Properties                                    5.0%                5.0%               5.0%               5.0%
Pct California                                        45.0%               55.0%              35.0%              55.0%
Interest only loans                                   65.0%               65.0%              50.0%              75.0%
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

The assumed collateral projections are preliminary and subject to slight variations pending finalizing the asset pool.




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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an
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Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified
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matters, including, but not limited to, the assumptions described in the
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representation or warranty as to the actual rate or timing of payments on any of
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information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


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